Baird,
Kurtz &
Dobson

Certified
Public
Accountants

Consent of Independent Certified Public Accountant

Scout Stock Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri

	We hereby consent to the use in this Post-Effective Amendment 29 to the Registration Statement under the Securities Act of 1933 and this Amendment No. 30 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 23,1996, accompanying and pertaining to the financial statements of Scout Stock Fund, Inc. as of June 30, 1996, which are included in such Post-Effective Amendments.


BAIRD, KURTZ & DOBSON
BAIRD, KURTZ & DOBSON

Kansas City, Missouri
October 15, 1996

City Center Square
Sulte 2700
1100 Main
Kansas City,
Missouri 64105
816 221-6300

FAX: 816 221-6380

With Offices in:
Arkansas
Colorado
Kansas
Kentucky
Missouri
Nebraska
Oklahoma

Member of
Moores Rowland
International

Baird,
Kurtz &
Dobson


Certified
Public
Accountants

Scout Bond Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri

Consent of

Independent Certified Public Accoruntant


	We hereby consent to the use in this Post-Effective Amendrnent 29 to the Registration Statement under the Securities Act of 1933 and this Amendment No. 30 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 23, 1996, accompanying and pertaining to the financial statements of Scout Bond
Fund, Inc. as of June 30, 1996, which are included in such Post-Effective Amendments.


BAIRD, KURTZ & DOBSON
BAIRD, KURTZ & DOBSON

Kansas City, Missouri
October 15, 1996

City Center Square
Suite 2700
1100 Main
Kansas City7
Missouri 64105
816 221-6300

FAX: 816 221-6380

With Offices in:
Arkansas
Colorado
Kansas
Kentucky
Missouri
Nebraska
Oklahoma

Member of
Moores Rowland
International

Baird,
Kurtz&
Dobson

Certified
Public
Accountants

Consent of

Independent Certified Public Accountant

Scout Balanced Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri

	We hereby consent to the use in this Post-Effective Amendment 5 to the Registration Statement under the Securities Act of 1933 and this Amendment No. 6 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 23, 1996, accompanying and pertaining to the financial statements of Scout Balanced Fund, Inc. as of June 30, 1996, which are included in such Post-Effective Amendments.

BAIRD, KURTZ & DOBSON
BAIRD, KURTZ & DOBSON

Kansas City, Missouri
October 15, 1996

City Center Square
Suite 2700
1100 Main
Kansas City
Missouri 64iO5
816 221-6300

FAX: 816 221-6380

With Offices in:
Arkansas
Colorado
Kansas
Kentucky
Missouri
Nebraska
Oklahoma

Member of
Moores Rowland
International

Baird,
Kurtz&
Dobson

Certified
Pubiic
Accountants

Consent of Independent Certif ed Public Accountant

Scout Tax Free Money Market Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri

	We hereby consent to the use in this Post-Effective Amendment 30 to the Registration Statement under the Securities Act of 1933 and this Amendment No. 31 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 23, 1996, accompanying and pertaining to the financial statements of Scout Tax Free Money Market Fund, Inc. as of June 30, 1996, which are included in such Post-Effective Amendments.


BAIRD, KURTZ & DOBSON
BAIRD, KURTZ & DOBSON

Kansas City, Missouri
October 15, 1996

City Center Square
Suite 2700
1100 Main
Kansas City7
Missouri 64105
816 221-6300

FAX: 816 221-6380

With Offices in:
Arkansas
Colorado
Kansas
Kentucky
M issou ri
Nebraska
Oklahoma

Member of
Moores Rowland
International


GEO. S. OLIVE & CO, LLC
CERTIFIED PUBLIC ACCOUNTANTS

Consent of Independent Certified Public Accountant

Scout Money Market Fund, Inc.
Three Crown Center
2440 Pershing Road
Kansas City, Missouri

We hereby consent to the use of this Post-Effective Amendment 30 to the Registration Statement under the Securities Act of 1933 and this Amendment 31 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated September 9, 1996, accompanying and pertaining to the financial statements of Scout Money Market Fund, Inc. as of June 30, 1996, which are included in such Post-Effective Amendments.

GEO. S. OLIVE & CO, LLC
GEO. S. OLIVE & CO, LLC

Evansville, Indiana
October 15, 1996

14TH FLOOR, CITIZENS BANK BUILDING,
P.O. BOX 628,
EVANSVILLE, INDIANA 47704-0628
(812) 428-8500
FAX: (812) 428-6545

OFFICES LOCATED IN INDIANA AND ILLINOIS
MEMBER OF MOORES ROWLAND INTERNATIONAL


Baird,
Kurtz &
Dobson

Certified
Public
Accountants

Consent of Independent Certified Public Accountant

Scout Regional Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri

	We hereby consent to the use in this Post-Effective Amendment 24 to the Registration Statement under the Securities Act of 1933 and this Amendment No. 25 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 23, 1996, accompanying and pertaining to the financial statements of Scout
Regional Fund, Inc. as of June 30, 1996, which are included in such Post-Effective Amendments.

BAIRD, KURTZ & DOBSON
BAIRD, KURTZ & DOBSON

Kansas City, Missouri
October 15, 1996

City Center Square
Suite 2700
1100 Main
Kansas City
Missouri 64105
816 221-6300

FAX: 816 221-6380

With Offices in
Arkansas
Colorado
Kansas
Kentucky
Missouri
Nebraska
Oklahoma

Member of
Moores Rowland
International


Baird,
Kurtz &
Dobson

Certified
Public
Accountants

Consent of Independent Certified Public Accountant

Scout Worldwide Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri

	We hereby consent to the use in this Post-Effective Amendment 12 to the Registration Statement under the Securities Act of 1933 and this Amendment No. 14 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 23,1996, accompanying and pertaining to the financial statements of Scout Worldwide Fund, Inc. as of June 30, 1996, which are included in such Post-Effective Amendments.

BAIRD, KURTZ & DOBSON
BAIRD, KURTZ & DOBSON

Kansas City, Missouri
October 15, 1996

City Center Square
Suite 2700
1100 Main
Kansas City,
Missouri 64105
816 221-6300

FAX: 816 221-6380

With Offices in:
Arkansas
Colorado
Kansas
Kentucky
Missouri
Nebraska
Oklahoma

Member of
Moores Rowland
International